UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2012

CHINA PHARMA HOLDINGS, INC.
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 (Exact name of Registrant as specified in charter)

Nevada	001-34471	73-1564807
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

Second Floor, No. 17, Jinpan Road
Haikou, Hainan Province, China                  570216
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: +86 898-6681-1730 (China)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ]           Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17CFR240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

As described under 3.03 below, on December 31, 2012, China Pharma Holdings, Inc., a Delaware corporation (“CPHI Delaware”), consummated a reincorporation merger (the “Reincorporation Merger”) with and into its wholly-owned subsidiary, China Pharma Holdings, Inc., a newly formed Nevada corporation (“CPHI Nevada” or the “Registrant”), pursuant to the terms and conditions of an Agreement and Plan of Merger entered into by CPHI Delaware and CPHI Nevada on December 27, 2012 (the “Merger Agreement”), a  form of which was previously attached to CPHI Delaware’s definitive proxy statement filed with the Securities and Exchange Commission on November 19, 2012 (the “Schedule 14A”) as Appendix A.  The Merger Agreement is attached hereto as Exhibit 2.1.  As a result of the Reincorporation Merger, the Registrant is now a Nevada corporation.

Item 3.03                      Material Modification to Rights of Securities Holders.

On December 31, 2012, CPHI Delaware consummated the Reincorporation Merger with and into the Registrant for the purpose of changing CPHI Delaware’s state of incorporation from Delaware to Nevada.

The Reincorporation Merger was approved by stockholders holding the majority of the outstanding common shares of CPHI Delaware on December 21, 2012 at the Annual Meeting of Stockholders.  A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Reincorporation Merger effected a change in the Registrant’s legal domicile from Delaware to Nevada.  The Registrant’s CUSIP number, business, assets, liabilities, and headquarters were unchanged as a result of the reincorporation and the directors and officers of the Registrant prior to the reincorporation continued to serve the Registrant after the reincorporation. Holders of outstanding stock certificates representing shares of CPHI Delaware will not be required to surrender such certificates to either CPHI Delaware or the Registrant. In addition, CPHI Delaware’s stockholders automatically became stockholders of CPHI Nevada’s on a share-for-share basis. The Registrant’s shares will continue to be traded on the NYSE MKT under the symbol “CPHI”.

The constituent instruments defining the rights of holders of the Registrant will now be the Certificate of Incorporation and Bylaws of CPHI Nevada, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.  A Form of such files were attached as Appendix B and Appendix C to the Schedule 14A.

Nevada Revised Statutes will now be applicable in the determination of the rights of stockholders of the Registrant.  The Registrant refers its stockholders to the discussion entitled “Significant Difference between Delaware and Nevada Law” beginning on page 15 of the Schedule 14A and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated December 27, 2012 by and between CPHI Delaware and the Registrant
3.1	Articles of Incorporation of the Registrant
3.2	Bylaws of the Registrant

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2013

CHINA PHARMA HOLDINGS, INC.

By: /s/Zhilin Li
Zhilin Li,
President and Chief Executive Officer